Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

WAFER SUPPLY AGREEMENT AMENDMENT NO. 4
This Fourth Amendment to the WAFER SUPPLY AGREEMENT (this “Fourth Amendment”), dated as of March 30, 2014, amends that certain Wafer Supply Agreement, dated March 2, 2009 (the “Original WSA,” as amended to the date hereof including this Fourth Amendment, the “Agreement”) by and among (i) Advanced Micro Devices, Inc., a Delaware corporation (“AMD”); (ii) with respect to all of the provisions in the Agreement other than those in Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with sales activities only (though without limiting FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement), GLOBALFOUNDRIES Inc., an exempted company incorporated under the laws of the Cayman Islands (“FoundryCo”), on behalf of itself and its direct and indirect wholly-owned subsidiaries, including all FoundryCo Sales Entities and FoundryCo Manufacturing Entities, as further set forth in the Agreement; and (iii) subject to FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement, GLOBALFOUNDRIES U.S. Inc., a Delaware Corporation (“USOpCo”), which is a party to the Agreement solely with respect to Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with USOpCo’s sales activities (AMD, FoundryCo and USOpCo are collectively referred to herein as the “Parties”). Capitalized terms used in this Fourth Amendment without definition shall have the meanings set forth in the Original WSA and in Wafer Supply Agreement Amendment No. 1 dated as of April 2, 2011, Wafer Supply Agreement Amendment No. 2 dated as of March 4, 2012 (the “Second Amendment”) or Wafer Supply Agreement Amendment No. 3 dated as of December 6, 2012 (the “Third Amendment”), as applicable.
WHEREAS, the Parties wish to set forth their agreement with respect to certain pricing and other terms of the Agreement regarding certain wafers to be delivered by FoundryCo to AMD including (i) AMD’s commitment to purchase and pay for, in the form of a take-or-pay obligation, a total of [****] Production Wafers containing MPU Products or GPU Products during the period from January 1, 2014 through December 31, 2014 (the “2014 Period”) and (ii) AMD’s commitment to satisfy certain tape out obligations with respect to GPU Products from January 1, 2014 and thereafter.
NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:
1.AMENDMENTS RELATED TO PRODUCT AND PRODUCT PRICING
(a)2014 MPU Volume and Product Pricing
(i)Notwithstanding Section 7.1 and Exhibit A of the Original WSA, Section 2(c) of the Third Amendment and except as otherwise specifically provided below in this Section 1(a), AMD commits, during the 2014 Period, to purchase and pay for, in the form of a take-or-pay obligation,
[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

the Production Wafers containing MPU Products specified in Exhibit A of this Fourth Amendment in accordance with the schedule, amounts and pricing set forth therein. For the purpose of this Fourth Amendment, the term Production Wafer may include Wafers that have been [****].
(ii)In the event that, due to a [****], FoundryCo fails to [****] for either [****] as set forth in Exhibit A of this Fourth Amendment during the 2014 Period, then FoundryCo agrees to provide AMD with [****] (as defined below) [****] for any and all such failures.
(iii)Commencing [****], 2014, pricing for [****] Production Wafers during the 2014 Period shall be [****] based on [****] as set forth in Exhibit A of this Fourth Amendment. In the event that a [****] occurs with respect to [****] for any quarter in the 2014 Period, FoundryCo shall provide [****] in the form of [****], and FoundryCo will [****]. FoundryCo and AMD will meet monthly to discuss [****]. At the monthly meeting, FoundryCo and AMD will agree in writing on [****].
(iv)As used in this Fourth Amendment:
(1)[****] and [****] shall mean the current Products named [****] and [****], respectively, that have been taped out with FoundryCo on [****] technology as at the date hereof, and excludes re-designs (other than as necessary to correct design deficiencies or to improve manufacturability), derivative or future related products.
(2)“[****]” with respect to a particular Product shall mean [****]. The Parties agree that [****].
(3)“[****]” shall mean the [****].
(4)“[****]” shall mean [****].
(5)“[****]” shall mean [****].
(6)“[****]” for a particular time period and Product shall mean [****] for such Product contemplated by the [****], and FoundryCo and AMD will agree on which and on how [****]. Notwithstanding the forgoing, to the extent [****]. For the avoidance of doubt, AMD and FoundryCo agree that [****].
For the avoidance of doubt, (A) [****], and (B) [****]; provided, however, if [****].
(7)“[****]” means [****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(v)AMD and FoundryCo will meet at least monthly to discuss and agree in writing on [****], and AMD will provide FoundryCo a copy of any applicable [****]. If FoundryCo and AMD mutually agree in good faith that the [****], then [****]. If FoundryCo and AMD despite good faith efforts are unable to mutually agree within [****] of the applicable monthly meeting that [****], then such disagreement will be escalated to the following individuals for resolution within [****]. [****].
(vi)For the purposes of Section 1(a)(ii) and (iii) above:
(A)    [****] for a particular Product shall [****] for such Product, [****].
(B)    In the event [****].
(C)    [****].
(D)    [****].
(E)    [****], provided that if [****].
(vii)For the avoidance of doubt, [****].
(viii)FoundryCo and AMD agree that their respective CEO’s shall meet no later than [****], 2014 to discuss in good faith their respective performance and any issues under the Agreement, including their compliance with the terms set forth in this Fourth Amendment. Such discussion shall address, among other things, [****].
(b)2014 GPU Volume and Product Pricing
In accordance with Section 7.1(b) of the Agreement, as amended in Section 1(d)(ii) below, during the 2014 Period AMD commits to purchase and pay for, in the form of a take-or-pay obligation, the Production Wafers containing GPU Products specified in Exhibit A of this Fourth Amendment in accordance with the schedule, amounts and pricing set forth therein.
(c)Payment Terms, Product Forecasts, Purchase Orders and Invoicing
(i)The purchase price for the 2014 MPU and GPU Production Wafers shall be paid in accordance with the payment provisions set forth in the Agreement, subject to the following modifications: (X) FoundryCo shall accept [****]-day payment terms from January 1, 2014 through [****], 2014 subsequent to which the payment terms shall revert to the Original WSA payment terms (i.e. [****]-days); provided that in case of any late payments that have not been cured by AMD within [****] business days of AMD’s receipt or deemed receipt (in case of a fax with electronic confirmation of receipt) of a written notice of non-payment, in addition to any remedies or other terms as set

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

forth in the Agreement, the payment terms shall revert immediately to the Original WSA payment terms (i.e. [****]-days), and (Y) AMD shall pay FoundryCo a [****] payment by [****], 2014 for all Products delivered to AMD prior to [****], 2014, the payment for which has not been received as of [****], 2014. Any written notice of non-payment pursuant to this Section 1(c)(i) shall be sent by FoundryCo’s Chief Financial Officer or Chief Accounting Officer and addressed to the attention of AMD’s Chief Financial Officer and Treasurer (AMD, One AMD Place, Sunnyvale, CA 94088, Fax: [****], with a copy sent via email on the same day to the following email addresses: [****] and [****]). For avoidance of doubt, the purchase price for all Wafers delivered during [****] period shall be paid on [****], 2014 in accordance with the payment provisions as set forth in the Third Amendment.
(ii)AMD hereby agrees that it will comply in full with the provisions related to monthly binding forecasts as set forth in the Agreement, beginning with the delivery on the date hereof of a binding forecast meeting the requirements set forth in the Agreement. AMD acknowledges and agrees that FoundryCo may rely on such forecasts for the purposes of scheduling manufacturing and other resources in accordance with the terms of the Agreement.
(iii)AMD agrees to provide FoundryCo detailed Product mix information and purchase orders (A) on the date hereof, for all 2014 MPU and GPU Production Wafers set forth in Exhibit A scheduled for delivery in the [****] and in the [****] quarters of 2014, (B) within [****] business days of execution of this Fourth Amendment, for all 2014 MPU and GPU Production Wafers set forth in Exhibit A scheduled for delivery in the [****] quarter of 2014, and (C) by [****], 2014, for all 2014 MPU and GPU Production Wafers set forth in Exhibit A scheduled for delivery in the [****] quarter of 2014. Notwithstanding the foregoing or any other provision of this Agreement or any purchase order to the contrary, FoundryCo acknowledges and agrees that AMD may update actual Product mix information in accordance with AMD’s [****] process (currently referred to as the Universal Order Book process), by which AMD will provide FoundryCo updated Product mix information by [****].
(iv)FoundryCo may at its option [****]. FoundryCo shall have the option of selecting the location for storage of such Production Wafers at either FoundryCo’s own premises or at a third party’s premises subcontracted by FoundryCo, provided that such third party is obligated to maintain the Wafers in accordance with industry standards. [****] shall bear the storage costs of any 2014 MPU and GPU Production Wafers set forth in Exhibit A stored at [****]. [****]. FoundryCo agrees to use reasonable commercial efforts to properly store such Production Wafers in accordance with applicable industry standards and [****] in accordance with this Section 1(c)(iv). FoundryCo agrees that it will deliver to storage pursuant to this Section 1(c)(iv)

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

only 2014 MPU and GPU Production Wafers that met the applicable [****] determined as provided in the Agreement at the time [****] and that Section 9 of the Agreement shall apply to the Production Wafers placed in storage pursuant to this Section 1(c)(iv), including for any Production Wafers that do not meet such [****]. In the event of capacity constraints relating to [****], FoundryCo may deliver to storage 2014 MPU and GPU Production Wafers [****]. The applicable [****] for such wafers upon [****] shall be the [****] of such wafers [****]. Title and risk of loss of any stored Production Wafers shall remain with FoundryCo until delivered to AMD in accordance with the applicable delivery schedule and terms for such Production Wafers.
(v)If and to the extent that AMD has not delivered the applicable Product mix information relating to 2014 MPU or GPU Production Wafers in accordance with the dates set forth in Section 1(c)(iii), then FoundryCo may manufacture such Production Wafers based on the most recent Product mix information provided by AMD from the Universal Order Book process; provided, that if AMD had not previously made available the contemplated Product mix information FoundryCo may develop and submit its plan for production of Products to AMD for discussion, and in the absence of a definitive response by AMD within [****] of receipt of such plan FoundryCo may manufacture such 2014 MPU or GPU Production Wafers based on its proposed plan and AMD shall be obligated to take delivery of and pay for such Wafers pursuant to the payment provisions set forth in the Agreement. If and to the extent that AMD has not delivered purchase orders for specified 2014 MPU and GPU Production Wafers in accordance with the dates set forth in Section 1(c)(iii), then FoundryCo shall thereafter have the right to send an invoice to AMD at the time when the applicable specified 2014 MPU or GPU Production Wafers are delivered reflecting the price of the applicable Production Wafers for which such purchase orders have not been provided, calculated in accordance with Exhibit A.
(d)[****]
(i)Notwithstanding the terms of Section 2.1(c) of the Agreement (it being understood that the cooperation and information-sharing provisions of clause vi. and the provisions of clause viii., will continue to apply), the parties agree as follows:
(1)With respect to GPU Products [****].
(2)With respect to GPU Products [****].
(3)With respect to GPU Products [****].
(4)With respect to GPU Products [****]. In addition, [****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(5)With respect to GPU Products [****].
(ii)Section 7.1(b) of the Agreement shall be amended and restated in its entirety to read as follows:
“(b) GPU Product Pricing
The pricing for GPU Products shall be agreed [****]; provided, however that the parties agree that such pricing shall be based on [****]. The price for Engineering Wafers for GPU Products shall be determined by mutual written agreement of the parties on a case-by-case basis.”
(e)2015 MPU and GPU Volume and Pricing Plan
(i)Subject at all times to the exclusivity obligations of the Agreement and the GPU volume requirements set out in Section 2.1(c)(i) through (iii) and in this Fourth Amendment, AMD and FoundryCo agree to use reasonable commercial efforts to agree by [****], 2014 on the total wafer volume and associated pricing for the annual period following December 31, 2014 (AMD will provide a non-binding forecast of MPU and GPU Production Wafers by [****], 2014, to be confirmed by AMD no later than [****], 2014 in accordance with the standard rolling [****] month forecast process as set forth in the Original WSA). AMD shall provide monthly rolling forecasts in accordance with the terms of the Agreement, including for the Binding Forecast Period.
(ii)If AMD and FoundryCo are unable to agree by [****], 2014 on the total wafer volume and associated pricing for the annual period following December 31, 2014, then (X) the price for all MPU Products delivered by FoundryCo to AMD during such period shall be calculated in accordance with Section 7.1(a) and Exhibit A of the Original WSA and the MPU volume shall be calculated in accordance with the binding forecast provisions set forth in Section 5.1 of the Original WSA, and (Y) the price for all GPU Products delivered by FoundryCo to AMD during such period shall be determined in accordance with Section 7.1(b) of the Agreement and the GPU tape out and volume requirements shall be calculated in accordance with this Fourth Amendment.
2.FUTURE TAPE OUTS, EXCLUSIVITY AND WAIVER PRODUCTS
(a)The Parties agree that with respect to calendar year 2014 and beyond, the schedule for required tape outs in Exhibit A to the Third Amendment shall be amended and restated in its entirety and the schedule for required tape outs shall be as set forth in Exhibit B to this Fourth Amendment. AMD agrees that it shall not [****]. For avoidance of doubt, as relates to the [****] Product only, the Parties acknowledge that the tape out for the [****] Product at FoundryCo remains subject to [****]. If [****], then AMD’s tape out obligations as set forth in

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit B of this Fourth Amendment shall cease to continue with respect to the [****] Product. However, the forgoing shall not constitute a waiver of AMD’s exclusivity obligation with respect to the sourcing of the [****] Product from FoundryCo as set forth in the Agreement, and AMD may not source the [****] Products from any other manufacturer without FoundryCo's written consent as evidenced by an amendment in writing signed by the persons required pursuant to Section 5(c) of this Fourth Amendment. Although the scheduled tape out dates with respect to all Products set forth in Exhibit B hereto are best estimates based on information available at the time of execution of this Fourth Amendment, and such timing is subject to change by AMD based on business and market conditions and other factors, AMD agrees that such tape out requirements apply to the underlying Products as they are understood at the time of the execution of this Fourth Amendment and that AMD may not avoid these requirements and the related required transitions of Waiver Products and tape outs of the GPU Products and of Chipset Products to FoundryCo by changing the names of Products or their scope. Should AMD decide to cancel any of the listed Products, AMD agrees that it will not tape out any future related Products or derivatives related to or emanating from such listed Products, or any Products that will be sold as substitutes for such Products, with any party other than FoundryCo. The Parties agree that a waiver granted to a particular Product shall not apply to any Product manufactured at a different node, notwithstanding that AMD may give both Products the same or similar Product names.
(b)AMD hereby agrees that it will comply in full with the covenants and other agreements concerning exclusivity of production of MPU Products by FoundryCo for AMD as set forth in the Agreement, including without limitation the specific waivers and transition provisions set forth in Sections 1(a) and 1(b) of the Second Amendment. Since the Third Amendment, certain of the Waiver Products have been or are in the process of being transitioned to FoundryCo. The names assigned to the versions of certain Waiver Products to be manufactured by FoundryCo are as set forth in Exhibit C of this Fourth Amendment. For clarity, the original Waiver Products continue to be subject to the Waivers in accordance with the terms of the Second Amendment.
(c)Except as set forth in this Fourth Amendment, each of AMD’s and FoundryCo’s rights and obligations with respect to MPU Products, GPU Products and Chipset Products shall remain as governed by the Agreement.
3.ADDITIONAL AGREEMENTS
(a)The Parties acknowledge that the tape out of the [****] Product with FoundryCo as required by Section 1 of and Exhibit A to the Third Amendment has not occurred. FoundryCo hereby agrees to a waiver solely with respect to the [****] Product in exchange for AMD’s agreement to tape out and manufacture the [****] Product [****] with FoundryCo. Except as set forth in the immediately preceding sentence, FoundryCo reserves any rights or remedies FoundryCo has arising out of or relating to the requirements of Section 4 of the Third Amendment.
(b)As consideration for the agreements set forth in this Fourth Amendment including [****], as well as for certain additional engineering services related to future product

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

development to be performed by FoundryCo in 2014 subject to mutual agreement by the parties, in addition to other amounts payable by AMD to FoundryCo pursuant to the Agreement, AMD shall pay FoundryCo $[****] in cash during calendar year 2014, in installments as follows: $[****] on [****], 2014; $[****] on [****], 2014; $[****] on [****], 2014; and $[****] on [****], 2014. AMD’s payment obligations with respect to such payments shall be unconditional and AMD shall pay such amounts without reduction, abatement, diminution, counterclaim, set-off, defense, recoupment, deferment or other limitation, regardless of the acts, breaches or omissions, or alleged acts, breaches or omissions, of FoundryCo under the Agreement or otherwise, or for any other reason whatsoever.
(c)FoundryCo agrees to provide AMD, [****] during the 2014 Period up to a total of [****] NPI Wafers (as defined below), as follows: (i) at [****], an aggregate of [****] Wafers ([****] lots of [****] Wafers), and (ii) at [****], an aggregate of [****] Wafers ([****] lots of [****] Wafers); provided, that in all cases FoundryCo’s obligation to provide such [****] NPI Wafers to AMD shall be subject to FoundryCo having available, unutilized capacity at such facilities to manufacture such NPI Wafers as requested by AMD. As part of the [****] NPI Wafers as set forth above, FoundryCo agrees to provide, to the extent requested by AMD, [****] per Product per tape out. Other than as set forth in preceding sentence, if AMD requests accelerated lead or cycle times for any NPI Wafers, FoundryCo shall not have any obligation to provide such Wafers unless AMD agrees to pay FoundryCo a per Wafer price not to exceed [****]. The term “NPI Wafers” shall mean Wafer Outs of Product Development Wafers processed during the 2014 Period that are tied to a new Product introduction and are not Production Wafers or multi-project wafers. For the avoidance of doubt, NPI Wafers are to be used for engineering and engineering sampling purposes only and shall not be used for production shipments. NPI Wafers will not be included in [****] any quality or reliability criteria other than an applicable mutually agreed quality criteria for such wafers.
4.SORTING AND MASK SERVICES
(a)The Parties agree that FoundryCo’s responsibility for providing sorting services will be contingent on AMD meeting its obligations under Section 4 of the Original WSA, which requires, among other things, for AMD to consign test equipment to perform sort. Such equipment shall be installed and qualified in on a timely basis so as to enable FoundryCo to meet its Product delivery requirements. To the extent new equipment or upgrades to existing equipment are required for FoundryCo to perform sorting services, the costs associated with such equipment or upgrades (including but not limited to installation and qualification expenses incurred by FoundryCo, not to exceed USD [****] per system) shall be paid by AMD. If AMD has not consigned test equipment to perform sort or cooperated with FoundryCo with regard to required upgrades on a timely basis (meaning such time as would be sufficient to sort the Production Wafers in the amount set forth in this Agreement by quarter), then each quarter FoundryCo may ship to AMD the 2014 MPU and GPU Production Wafers in the amounts provided for in the Agreement and AMD shall accept such Wafers whether or not they have been sorted. To ensure that (a) there is sufficient sort capacity for the delivery of the 2014 MPU and GPU Production Wafers, [****] and (b) there is understanding between the Parties regarding who will have financial responsibility for the foregoing consistent with the terms of this Fourth

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Amendment (including, without limitation, any engineering that may be required), the Parties will enter into a written arrangement addressing the above no later than [****], 2014.
(b)To facilitate GF’s delivery, at its option, of sorted or unsorted Wafers at a third party location during the 2014 Period, the Parties agree that they will enter into a written arrangement similar to the arrangement outlined in the letter from AMD to FoundryCo dated [****] to provide for the delivery of wafers in a controlled fashion. The parties will use their best efforts to enter into such arrangement on or before [****], 2014.
(c)AMD agrees that it shall procure mask services for 2014 MPU and GPU Production Wafers provided by FoundryCo [****] from FoundryCo. The pricing relating to mask services during the 2014 Period shall be as set forth in Exhibit D.
5.MISCELLANEOUS
(a)Each of FoundryCo and AMD represents and warrants that this Fourth Amendment has been duly authorized, executed and delivered by it, that this Fourth Amendment is duly enforceable pursuant to its terms and that the execution, delivery and performance of this Fourth Amendment does not conflict with applicable law or any of its organizational documents or result in a breach or violation of, or constitute a default under, any agreement to which it is a respective party.Each of FoundryCo and AMD acknowledges the importance of prompt collaboration and communication with respect to all communications and announcements, whether by press release or otherwise, in respect of their commercial relationship and, as such, agrees to work together and coordinate such communications and announcements, and will make such communications and announcements available to the other party in advance to the extent reasonably possible. This Section 5(b) shall not affect, waive or otherwise amend the existing provisions of the Agreement with respect to communications and announcements.
(b)In order to avoid miscommunications or misunderstandings concerning whether a Party has agreed to amend or waive any provision of the Agreement, no amendments or waivers shall be effective or agreed by any Party unless such amendment or waiver is expressed in a writing specifically identified as such and signed by the Chief Executive Officer or Chief Financial Officer of FoundryCo and by the Chief Executive Officer, Chief Financial Officer, current Senior Vice President—Global Operations or current Senior Vice President—Global Business Units of AMD, and no emails or other written communications, oral communications or actions or inactions by employees of any Party that may be inconsistent with the expressed written provisions of the Agreement shall serve as a basis for any Party to argue or establish that an amendment, waiver, or estoppel has been effected with respect to any written provision of this Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(c)Other than as expressly provided in this Fourth Amendment, no other amendments are being made to the Agreement, and all other provisions of the Agreement shall remain in full force and effect in accordance with the terms of the Agreement.
[Signature pages follow]

    IN WITNESS WHEREOF, the Parties have caused this Fourth Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized

ADVANCED MICRO DEVICES, INC.

By:    /s/ Devinder Kumar
Name:    Devinder Kumar
Title:    Chief Financial Officer

GLOBALFOUNDRIES INC.

By:    /s/ Sanjay Jha
Name:    Sanjay Jha
Title:    Chief Executive Officer

GLOBALFOUNDRIES U.S. INC.

By:    /s/ Sanjay Jha
Name:    Sanjay Jha
Title:    Chief Executive Officer

Exhibit A

    2014 Period volume delivery and pricing schedules
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit A (cont.)

MPU & GPU wafer pricing [****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit A (cont.)

[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit B
Schedule for required tape outs
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit C
Waiver Product Names as Modified

Previous Name	Modified Name
[****]	[****]
[****]	[****]
[****]	[****]

*Waivers of Products at [****] nm do not apply to any products at other nodes, regardless of whether they are given the same or similar names.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit D

2014 Period Mask Price Table

Technology Node	Product	Mask Price
[****]	[****]	[****]
	[****]	[****]
[****]	[****]	[****]
	[****]	[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.